SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 28, 1995


            FORD CREDIT AUTO LOAN MASTER TRUST Series 1995-1
        (Ford Credit Auto Receivables Corporation - Originator)
    ---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                       33-61033             38-2973806
--------                       --------             ----------
(State of other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



The American Road, Dearborn, Michigan            48121
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     Ford Credit Auto Loan Master Trust (the "Trust"), originated by Ford Credit Auto Receivables Corporation (the "Company"), under the laws of New York, has registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, 6.50% Auto Loan Asset Backed Certificates, in the aggregate principal amount of $1,000,000,000 (the "Certificates"), pursuant to Registration Statement No. 33-61033. On February 5, 1992, Ford Motor Credit Company ("Ford Credit"), as servicer, the Company, as seller, and Manufacturers Hanover Trust Company, later succeeded by Chemical Bank (the "Trustee") as trustee, entered into a Pooling and Servicing Agreement, dated as of December 31, 1991, (the "Pooling and Servicing Agreement") creating the Trust and transferring from the Company to the Trust property primarily consisting of wholesale receivables generated from time to time in a portfolio of revolving financing arrangements with automobile dealers to finance their automobile and light truck inventory and collections on the receivables and security interests in the vehicles financed thereby and certain other property, and on August 15, 1995, Ford Credit, the Company and the Trustee entered into the Series 1995-1 Supplement dated as of July 31, 1995, (the "Supplement") to the Pooling and Servicing Agreement, pursuant to which the Certificates were created. Detailed information on the pool of wholesale receivables in the Trust and servicing thereof is contained within the Pooling and Servicing Agreement, the Supplement and prospectus attached hereto or incorporated by reference as exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                     EXHIBITS
Designation          Description                             Method of
                                                             Filing
-----------          ------------                            ----------------
Exhibit 4.1          Pooling and Servicing Agreement         Filed with the
                     dated as of December 31, 1991           Current Report
                     between Ford Motor Credit Company,      of the Trust on
                     as servicer, Ford Credit Auto           Form 8-K dated
                     Receivables Corporation, as seller,     February 7, 1992
                     and Chemical Bank, as successor         and incorporated
                     trustee.                                herein by
                                                             reference.

Exhibit 4.2          Series 1995-1 Supplement to Pooling     Filed with this
                     and Servicing Agreement dated as of     Report.
                     July 31, 1995 between Ford Motor
                     Credit Company, as servicer, Ford
                     Credit Auto Receivables Corporation,
                     as seller, and Chemical Bank, successor
                     trustee to Manufacturers Hanover Trust
                     Company, as trustee.

Exhibit 99           Prospectus dated August 1, 1995,        Filed with the
                     relating to the sale of Ford Credit     Commission on
                     Auto Loan Master Trust Series           August 3, 1995
                     1995-1 6.50% Auto Loan Asset Backed     pursuant to Rule
                     Certificates.                           424(b)(1) incor-
                                                             porated herein
                                                             by reference.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Loan Master
                                        Trust Series 1995-1
                                    -----------------------------
                                            (Registrant)



Date:  August 28, 1995              By:/s/R. P. Conrad
                                    ---------------------------------
                                          R. P. Conrad
                                    Assistant Secretary of Ford Credit
                                    Auto Receivables Corporation,
                                    originator of Trust

                               EXHIBIT INDEX


Designation                     Description
-----------                     -----------
Exhibit 4.1          Pooling and Servicing Agreement         *
                     dated as of December 31, 1991
                     between Ford Motor Credit Company,
                     as servicer, Ford Credit Auto
                     Receivables Corporation, as seller,
                     and Chemical Bank, as successor
                     trustee.

Exhibit 4.2          Series 1995-1 Supplement to Pooling
                     and Servicing Agreement dated as of
                     July 31, 1995 between Ford Motor
                     Credit Company, as servicer, Ford
                     Credit Auto Receivables Corporation,
                     as seller, and Chemical Bank, successor
                     trustee to Manufacturers Hanover Trust
                     Company, as trustee.

Exhibit 99           Prospectus dated August 1, 1995,        *
                     relating to the sale of Ford Credit
                     Auto Loan Master Trust Series
                     1995-1 6.50% Auto Loan Asset Backed
                     Certificates.



*  Previously filed